UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2022
RXO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41514	88-2183384
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11215 North Community House Road
Charlotte, NC 28277
(Address of principal executive offices)
(980) 308-6058
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
Spin-Off Agreements
On October 31, 2022, RXO, Inc. (the “company” or “RXO”) entered into a Separation and Distribution Agreement (the “Separation and Distribution Agreement”) by and between the company and XPO Logistics, Inc. (“XPO”), pursuant to which XPO agreed to transfer its North American truck brokerage business, as well as its services for managed transportation, last mile and freight forwarding to the company (the “Separation”) and distribute all of the outstanding common stock of the company to XPO stockholders of record as of the close of business on October 20, 2022 (the “Distribution”). The Distribution was effective at 12:01 a.m., Eastern Time, on November 1, 2022 (the “Effective Time”). As a result of the Distribution, RXO is now an independent public company and its common stock is listed under the symbol “RXO” on the New York Stock Exchange.
In connection with the Separation and Distribution, the company entered into several agreements with XPO that govern the relationship of the parties following the Distribution, including a Transition Services Agreement, a Tax Matters Agreement and an Employee Matters Agreement (each entered into on October 31, 2022), and an Intellectual Property License Agreement (entered into on October 24, 2022, as previously disclosed on RXO’s Current Report on Form 8-K filed on October 25, 2022). The company also entered into a Registration Rights Agreement with Jacobs Private Equity, LLC on October 31, 2022.
A summary of the Separation and Distribution Agreement, Transition Services Agreement, Tax Matters Agreement, Employee Matters Agreement and Registration Rights Agreement can be found in the company’s information statement, dated October 17, 2022, furnished as Exhibit 99.1 to the company’s Current Report on Form 8-K filed on October 20, 2022 (the “Information Statement”), under the section entitled “Certain Relationships and Related Party Transactions,” which summary is incorporated herein by reference. The summary is qualified in its entirety by reference to the Separation and Distribution Agreement, Transition Services Agreement, Tax Matters Agreement, Employee Matters Agreement and Registration Rights Agreement filed as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference.
RXO Notes
On October 31, 2022, in connection with the merger of XPO Escrow Sub, LLC (the “Escrow Issuer”) with and into the company, which was consummated on such date, the company, the Escrow Issuer, certain subsidiaries of the company, as guarantors, and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), entered into a Second Supplemental Indenture (the “Supplemental Indenture”), pursuant to which the company assumed the Escrow Issuer’s rights and obligations with respect to the indenture dated as of October 25, 2022, as supplemented by the first supplemental indenture thereto dated as of October 25, 2022, in each case between the company and the Trustee, and the 7.500% Notes due 2027 issued thereunder.
The foregoing description of the Supplemental Indenture is not complete and is qualified in its entirety by reference to the Supplemental Indenture, which is filed as Exhibit 4.1 and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As previously reported, on October 18, 2022, the company entered into a $100 million senior unsecured Term Loan Credit Agreement (the “Term Loan Credit Agreement”). On October 31, 2022, the company drew down the full $100 million available under the Term Loan Credit Agreement.

The description of the Term Loan Credit Agreement is set forth under Item 1.01 in the company’s Current Report on Form 8-K filed on October 18, 2022 (the “Prior 8-K”), which description is incorporated herein by reference. In addition, the Term Loan Credit Agreement was filed as Exhibit 10.2 to the Prior 8-K and is incorporated herein by reference.

The information set forth in under “RXO Notes” under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Resignation and Appointment of Directors
Effective immediately prior to the Effective Time, the board of directors of the company (the “board”) expanded its size from three directors to nine directors. Each of Brad Jacobs, Michelle Nettles, Mary Kissel, Drew Wilkerson, Christine Breves, AnnaMaria DeSalva, Adrian Kingshott and Stephen Renna was elected as a director of the company as of immediately prior to the Effective Time. Effective immediately prior to the Effective Time, each of Christopher Signorello and Ravi Tulsyan, who had been serving as a member of the board, ceased to be a director of the company. Thomas Szlosek, previously appointed as director of the company, is continuing as a director following the Distribution.
Biographical and compensation information for each of the directors appointed to the board can be found in the company’s Information Statement under the sections entitled “Directors” and “Director Compensation,” which information is incorporated by reference into this Item 5.02. The Summary of Non-Employee Directors Compensation Program of RXO, Inc. is attached as Exhibit 10.5 and incorporated by reference herein.
As of the effective time of their election to the board:
•Each of Thomas Szlosek, Christine Breves and Adrian Kingshott were appointed to serve as members of the Audit Committee and Thomas Szlosek was appointed chair of the Audit Committee;
•Each of AnnaMaria DeSalva, Adrian Kingshott and Stephen Renna were appointed to serve as members of the Nominating, Governance and Sustainability Committee, and AnnaMaria DeSalva was appointed chair of the Nominating, Governance and Sustainability Committee;
•Each of Michelle Nettles, Mary Kissel and Stephen Renna were appointed to serve as members of the Compensation Committee, and Michelle Nettles was appointed chair of the Compensation Committee; and
•Brad Jacobs was appointed chairman of the board, Mary Kissel was appointed vice chairman of the board and Michelle Nettles was appointed lead independent director of the board.
Adoption of Compensation Plans
In connection with the Separation and the Distribution, the Company adopted the following compensation plans effective as of the Effective Time. The named executive officers of the Company are or may become eligible to participate in these compensation plans.
RXO, Inc. 2022 Omnibus Incentive Plan
RXO, Inc. Severance Plan
RXO, Inc. Cash Long-Term Incentive Plan
2022 North America Transport Consolidated Annual Incentive Plan
The 2022 North America Transport Consolidated Annual Incentive Plan governs the payment of annual bonuses for executive officers of the company with respect to the 2022 calendar year. Summaries of certain material features of the 2022 Omnibus Incentive Plan and the Severance Plan can be found in the Company’s Information Statement under the sections entitled “Executive Compensation” and “RXO 2022 Omnibus Incentive Compensation Plan.” These summaries are incorporated by reference herein. The full text of each of these plans, which are attached hereto as Exhibits 10.6, 10.7, 10.8 and 10.9, respectively, is incorporated by reference herein.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The company amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) effective as of 11:59 p.m. on October 31, 2022, and amended and restated its Bylaws (the “Amended and Restated Bylaws”) effective immediately thereafter. A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the company’s Information Statement under the section entitled “Description of Capital Stock,” which description is incorporated by reference into this Item 5.03. The description set forth under this Item 5.03 is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated by reference into this Item 5.03.
Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
In connection with the Distribution, the board adopted a Code of Business Conduct and Corporate Governance Guidelines effective as of immediately prior to the Effective Time. A copy of the company’s Code of Business Conduct and Corporate Governance Guidelines are available on the company’s website at www.rxo.com. The information on the company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.
Item 8.01. Other Events.
On November 1, 2022, the company issued a press release announcing the completion of the Distribution and the start of the company’s operations as an independent company, as well as the start of regular way trading on the New York Stock Exchange. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1	Separation and Distribution Agreement, dated as of October 31, 2022, by and between XPO Logistics, Inc. and RXO, Inc.
3.1	Amended and Restated Certificate of Incorporation of RXO, Inc.
3.2	Amended and Restated Bylaws of RXO, Inc.
4.1	Second Supplemental Indenture, dated as of October 31, 2022, by and among RXO, Inc., XPO Escrow Sub, LLC, certain subsidiaries as guarantors, and U.S. Bank Trust Company, National Association
10.1	Transition Services Agreement, dated as of October 31, 2022, by and between XPO Logistics, Inc. and RXO, Inc.
10.2	Tax Matters Agreement, dated as of October 31, 2022, by and between XPO Logistics, Inc. and RXO, Inc.
10.3	Employee Matters Agreement, dated as of October 31, 2022, by and between XPO Logistics, Inc. and RXO, Inc.
10.4	Registration Rights Agreement, dated as of October 31, 2022, by and between RXO, Inc. and Jacobs Private Equity, LLC
10.5	Summary of Non-Employee Directors Compensation Program of RXO, Inc.
10.6
RXO, Inc. 2022 Omnibus Incentive Plan (incorporated by reference to Exhibit 4.3 to the registrant’s Form S-8 filed with the Securities and Exchange Commission on October 25, 2022 (File No. 333-268006)).

10.7	RXO, Inc. Severance Plan
10.8	RXO, Inc. Cash Long-Term Incentive Plan
10.9	North America Transport Consolidated Annual Incentive Plan
99.1	Press Release, dated November 1, 2022

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2022	RXO, INC.

	By:	/s/ Jeff Firestone
Jeff Firestone
Chief Legal Officer